LIR CASH RESERVES FUND                                         SEMIANNUAL REPORT



Dear Shareholder,                                              December 15, 2000

We are pleased to present you with the semiannual report for LIR Cash Reserves Fund (the "Fund") for the six-month period ended October 31, 2000.

--------------------------------------------------------------------------------
LIR CASH RESERVES FUND

INVESTMENT GOAL:
Provide as high a level of current interest income as is consistent with maintaining liquidity and principal stability

PORTFOLIO MANAGER:
Susan P. Ryan
Mitchell Hutchins Asset Management Inc.

COMMENCEMENT:
February 14, 2000

DIVIDEND PAYMENTS:
Monthly
--------------------------------------------------------------------------------

MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC]

The six months ended October 31, 2000 began with fears that an overheated economy would push the increase in the rate of inflation to potentially disruptive levels--the period ended with some concern that economic growth had been halted to the extent that it could endanger a hoped-for economic soft landing. Uncertainty in the equity markets was further fueled by corporate earnings disappointments, rising energy prices, and rising tensions in the Middle East. These factors pulled investors increasingly to fixed income investments, attracted by their relative security and stability of principal.

     As the economy showed signs of slowing in October, and expectations of a U.S. Federal Reserve Board (the "Fed") rate cut grew stronger, treasury yields began to decline. Despite these declines, yields for the 90-day Treasury bill rose 33 basis points while the 30-year bond rose three basis points (a basis point equals 1/100th of one percent) during the six months ended October 31, 2000.

     In the latter part of the fiscal period, as the markets struggled and the economy began to show signs of slowing, the Fed continued to warn that inflation was its primary concern as it contemplated the future course of interest rates with a bias toward halting inflation. Late in the period and post-period, however, home sales and durable goods sales began to dip while unemployment figures rose. The Gross Domestic Product (GDP) for the third quarter was revised downward to a 2.4% annual rate of increase, and Fed Chairman Alan Greenspan noted for the first time in more than a year that inflation might not be the Fed's primary concern any longer.

SEMIANNUAL REPORT                                         LIR CASH RESERVES FUND



PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------
[GRAPHIC]



YIELD AND CHARACTERISTICS             10/31/00            4/30/00
--------------------------------------------------------------------------------
Current Seven-Day Average Yield(1)       6.18%               5.75%
Effective Seven-Day Average Yield(1)     6.37%               5.91%
Weighted Average Maturity              44 days             33 days
Net Assets ($mm)                        $318.5              $270.4
--------------------------------------------------------------------------------

(1) Yields will fluctuate.


SECTOR ALLOCATION*                  10/31/00                            4/30/00
--------------------------------------------------------------------------------
Commercial Paper                       57.3%   Commercial Paper           85.4%
Certificates of Deposit                17.0    Certificates of Deposit     8.1
U.S. Gov't & Agency                    11.6    Money Market Funds          3.3
Short-Term Corporate Obligations        7.1    U.S. Gov't Agency           3.3
Money Market Funds                      5.1    Liabilities in Excess
Bank Notes                              1.6    of Other Assets            -0.1
Other Assets in Excess of Liabilities   0.3
--------------------------------------------------------------------------------
Total                                 100.0    Total                     100.0

*Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.



HIGHLIGHTS
Although we continue to seek only high credit quality debt instruments, the Fund lowered its percentage of assets in commercial paper during the period, reducing the percentage from 85.4% to 57.3%. We also increased the amount of U.S. Government and Agency debt held by the Fund from 3.3% to 11.6%. The Fund's average weighted maturity also increased by 33% during this time from 33 days to 44 days. During this period, fixed income investments generally performed well across the board. The Fund yielded competitive returns compared to its peers.

LIR CASH RESERVES FUND                                         SEMIANNUAL REPORT



OUTLOOK
--------------------------------------------------------------------------------
[GRAPHIC]

Most signs now point to the economy growing at a sustainable pace during the coming months. We expect the GDP to grow at about 2.0% during the fourth quarter of this year, increasing slightly to 2.5% during the second quarter of 2001. Depending largely upon inflation figures, the Fed may lower the Federal Funds rate by between 0.25% to 0.50% during the first half of 2001 to help ensure that the economy lands softly, although tensions across the globe and the continued energy crisis continue to be areas of concern. We will continue to focus on providing the Fund's shareholders with the highest credit quality investments.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on a fund in the PaineWebber Family of Funds, (2) please contact your Financial Advisor. For additional information, visit us at www.painewebber.com.

Sincerely,

/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Mitchell Hutchins
Asset Management Inc.



/s/ Susan P. Ryan

SUSAN P. RYAN
Senior Vice President
Mitchell Hutchins
Asset Management Inc.
Portfolio Manager,
LIR Cash Reserves Fund


     This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended October 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal Investment program.



(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

LIR CASH RESERVES FUND



STATEMENT OF NET ASSETS                              OCTOBER 31, 2000(UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                 MATURITY               INTEREST
  (000)                                                                   DATES                  RATES                VALUE
-----------                                                            -----------            -----------          -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS--11.61%

$ 10,000  Federal Home Loan Bank .................................       11/07/00                6.835%*           $ 9,999,705
  10,000  Federal Home Loan Mortgage Corp. .......................       11/07/00                6.735*             10,000,000
   7,000  Federal Home Loan Mortgage Corp. .......................       11/30/00                6.400               6,963,911
  10,000  Student Loan Marketing Association .....................       11/07/00             6.835 to 7.065*        9,997,806
                                                                                                                   -----------
Total U.S. Government Agency Obligations (cost--$36,961,422) .....                                                  36,961,422
                                                                                                                   -----------
DOMESTIC BANK NOTE--1.57%

   5,000  LaSalle Bank N.A. (cost--$4,998,972) ...................       09/15/01                6.750               4,998,972
                                                                                                                   -----------
CERTIFICATES OF DEPOSIT--16.95%

DOMESTIC--3.14%
  10,000  Wachovia Bank N.A. .....................................       12/28/00                6.550              10,000,000
                                                                                                                   -----------
EURO-DOLLAR--1.57%
   5,000  Westdeutsche Landesbank Girozentrale ...................       12/29/00                6.590               5,000,076
                                                                                                                   -----------
YANKEE--12.24%
   5,000  Bank of Nova Scotia ....................................       11/01/00                6.529*              4,999,037
   7,000  Bank of Scotland .......................................       11/06/00                6.770               6,999,134
   5,000  Commerzbank AG .........................................       12/01/00                6.580*              4,999,279
   5,000  Deutsche Bank AG .......................................       09/10/01                6.780               4,999,996
   5,000  Societe Generale .......................................       04/10/01                6.800               4,999,273
  10,000  Svenska Handelsbanken ..................................    03/07/01 to 05/08/01    6.620 to 7.170         9,997,585
   2,000  UBS AG .................................................       07/19/01                7.030               1,999,730
                                                                                                                   -----------
                                                                                                                    38,994,034
                                                                                                                   -----------
Total Certificates of Deposit (cost--$53,994,110) ................                                                  53,994,110
                                                                                                                   -----------
COMMERCIAL PAPER@--57.31%

ASSET BACKED-AUTO & TRUCK--1.88%
   6,000  New Center Asset Trust                                         11/01/00                6.650               6,000,000
                                                                                                                   -----------
ASSET BACKED-BANKING--1.88%
   6,000  Centric Capital Corp.                                          11/09/00                6.500               5,991,333
                                                                                                                   -----------
ASSET BACKED-MISCELLANEOUS--7.83%
   5,000  Asset Securitization Cooperative Corp. .................       11/09/00                6.490               4,992,789
   5,000  Delaware Funding Corp. .................................       11/17/00                6.500               4,985,556
   5,000  Enterprise Funding Corp. ...............................       11/15/00                6.500               4,987,361
   5,000  Giro Funding Corp. .....................................       11/16/00                6.520               4,986,417
   5,000  Quincy Capital Corp. ...................................       11/17/00                6.510               4,985,533
                                                                                                                   -----------
                                                                                                                    24,937,656
                                                                                                                   -----------

LIR CASH RESERVES FUND



 PRINCIPAL
  AMOUNT                                                                 MATURITY               INTEREST
  (000)                                                                   DATES                  RATES                VALUE
-----------                                                            -----------            -----------          -----------
COMMERCIAL PAPER@--(CONTINUED)

AUTO & TRUCK--6.12%
$  8,000  DaimlerChrysler N.A. Holdings Corp. ....................       12/01/00                6.480%            $ 7,956,800
   5,000  Ford Motor Credit Corp. ................................       11/15/00                6.490               4,987,380
   6,568  PACCAR Financial Corp. .................................       11/09/00                6.470               6,558,557
                                                                                                                   -----------
                                                                                                                    19,502,737
                                                                                                                   -----------
BANKING-DOMESTIC--11.26%
   3,650  Abbey National N.A. ....................................       11/03/00                6.490               3,648,684
   5,000  BBL North America Funding Corp. ........................       11/14/00                6.490               4,988,282
   8,000  Den Danske Corp. .......................................       12/18/00                6.460               7,932,529
   5,000  Dexia CLF Finance Co. ..................................       01/17/01                6.550               4,929,951
   1,452  Fortis Funding LLC .....................................       12/12/00                6.470               1,441,301
   5,000  J.P. Morgan & Company, Inc. ............................       12/11/00                6.480               4,964,000
   8,000  KFW International Finance, Inc. ........................       12/06/00                6.470               7,949,678
                                                                                                                   -----------
                                                                                                                    35,854,425
                                                                                                                   -----------
BROKER-DEALER--6.25%
  10,000  Bear Stearns Companies, Inc. ...........................       11/27/00                6.500               9,953,055
  10,000  Salomon Smith Barney Holdings, Inc. ....................       11/22/00                6.490               9,962,142
                                                                                                                   -----------
                                                                                                                    19,915,197
                                                                                                                   -----------
BUILDING MATERIALS--1.29%
   4,100  Sherwin-Williams Co. ...................................       11/02/00                6.480               4,099,262
                                                                                                                   -----------
CHEMICALS--1.25%
   4,000  Henkel Corp. ...........................................       12/01/00                6.470               3,978,433
                                                                                                                   -----------
CONSUMER PRODUCTS--3.13%
  10,000  Unilever Capital Corp. .................................       11/17/00                6.500               9,971,111
                                                                                                                   -----------
ELECTRONICS--4.05%
   5,000  Emerson Electric Co. ...................................       12/15/00                6.450               4,960,583
   8,000  Motorola Credit Corp. ..................................       12/18/00                6.470               7,932,425
                                                                                                                   -----------
                                                                                                                    12,893,008
                                                                                                                   -----------
FINANCE-CONSUMER--1.56%
   5,000  Household Finance Corp. ................................       11/29/00                6.490               4,974,761
                                                                                                                   -----------
FINANCE-INDEPENDENT--1.56%
   5,000  National Rural Utilities Cooperative Finance Corp. .....       11/20/00                6.480               4,982,900
                                                                                                                   -----------
FINANCE-SUBSIDIARY--2.51%
   8,000  Dresdner U.S. Finance, Inc. ............................       11/13/00                6.490               7,982,694
                                                                                                                   -----------
PRINTING & PUBLISHING--1.57%
   5,000  Reed Elsevier (USA), Inc. ..............................       11/14/00                6.480               4,988,300
                                                                                                                   -----------

LIR CASH RESERVES FUND



 PRINCIPAL
  AMOUNT                                                                 MATURITY               INTEREST
  (000)                                                                   DATES                  RATES                VALUE
-----------                                                            -----------            -----------          -----------
COMMERCIAL PAPER@--(CONCLUDED)

TELECOMMUNICATIONS--5.17%
$   9,500 American Telephone & Telegraph ......................... 11/02/00 to 12/05/00     6.480 to 6.530%       $  9,471,895
    2,000 Lucent Technology, Inc. ................................      11/14/00                6.490                1,995,313
    5,000 Verizon Global Funding Inc. ............................      11/13/00                6.480                4,989,200
                                                                                                                   -----------
                                                                                                                    16,456,408
                                                                                                                   -----------
Total Commercial Paper (cost--$182,528,225) ......................                                                 182,528,225
                                                                                                                   -----------
SHORT-TERM CORPORATE OBLIGATIONS--7.07%

BANKING-DOMESTIC--0.79%
    2,500 J.P. Morgan & Company, Inc. ............................      11/16/00                6.610*               2,500,000
                                                                                                                   -----------
BANKING-FOREIGN--1.57%
    5,000 Bank of Scotland Treasury Services PLC .................      11/06/00                6.600*               5,000,000
                                                                                                                   -----------
BROKER-DEALER--4.71%
   10,000 Merrill Lynch & Company, Inc. ..........................      11/06/00                6.580*               9,999,661
    5,000 Morgan Stanley, Dean Witter & Co. ......................      11/15/00                6.645*               5,000,000
                                                                                                                   -----------
                                                                                                                    14,999,661
                                                                                                                   -----------
Total Short-Term Corporate Obligations (cost--$22,499,661) .......                                                  22,499,661
                                                                                                                   -----------

 NUMBER OF
  SHARES
-----------
MONEY MARKET FUNDS--5.17%

13,545,900  AIM Liquid Assets Money Market Portfolio ..............                                                 13,545,900
2,924,838   AIM Prime Money Market Portfolio ......................                                                  2,924,838
                                                                                                                   -----------
Total Money Market Funds (cost--$16,470,738) ......................                                                 16,470,738
                                                                                                                   -----------
Total Investments (cost--$317,453,128 which approximates cost
  for federal income tax purposes)--99.68% ........................                                                317,453,128
Other assets in excess of liabilities--0.32% ......................                                                  1,016,131
                                                                                                                   -----------
Net Assets (applicable to 318,468,419 shares of beneficial interest
  outstanding equivalent to $1.00 per share)--100.00% .............                                               $318,469,259
                                                                                                                  ============

------------------
* Variable rate securities-maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of October 31, 2000 and reset periodically.
@    Interest rates shown are discount rates at date of purchase.



                       Weighted average maturity--44 days

                See accompanying notes to financial statements#

LIR CASH RESERVES FUND



STATEMENT OF OPERATIONS                                                           FOR THE SIX
                                                                                  MONTHS ENDED
                                                                                OCTOBER 31, 2000
                                                                                   (UNAUDITED)
                                                                                ----------------
INVESTMENT INCOME:
Interest ................................................................         $9,635,635
                                                                                  ----------
EXPENSES:
Investment advisory and administration ..................................            480,708
Transfer agency and related services fees ...............................            147,852
Federal and state registration fees .....................................             59,462
Professional fees .......................................................             25,047
Insurance ...............................................................             15,030
Custody and accounting ..................................................             14,316
Offering Costs ..........................................................             13,800
Reports and notices to shareholders .....................................             13,206
Trustees' fees ..........................................................              5,250
Other expenses ..........................................................              7,349
                                                                                  ----------
                                                                                     782,020
Less: Fee waivers and expense reimbursements from adviser                            (97,043)
                                                                                  ----------
Net expenses                                                                         684,977
                                                                                  ----------
Net investment income                                                              8,950,658
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS                                          997
                                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $8,951,655
                                                                                  ==========


                                                                               7
                 See accompanying notes to financial statements

LIR CASH RESERVES FUND



STATEMENT OF CHANGES IN NET ASSETS                                                FOR THE SIX             FOR THE PERIOD
                                                                                 MONTHS ENDED           FEBRUARY 14, 2000+
                                                                                OCTOBER 31, 2000               TO
                                                                                  (UNAUDITED)            APRIL 30, 2000
                                                                                ----------------        ------------------
FROM OPERATIONS:
Net investment income ...................................................       $    8,950,658           $    3,228,596
Net realized gains (losses) from investment transactions ................                  997                    (157)
                                                                                --------------           --------------
Net increase in net assets resulting from operations ....................            8,951,655                3,228,439
                                                                                --------------           --------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ...................................................          (8,950,658)              (3,228,596)
                                                                                --------------           --------------
NET INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS ........           48,062,318              270,406,101
                                                                                --------------           --------------
Net increase in net assets ..............................................           48,063,315              270,405,944

NET ASSETS:
Beginning of period .....................................................          270,405,944                  --
                                                                                --------------           --------------
End of period ...........................................................         $318,469,259             $270,405,944
                                                                                ==============           ==============

------------------
+    Commencement of operations.



                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     LIR Cash Reserves Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified series of Mitchell Hutchins LIR Money Series (the "Trust"), an open-end management investment company organized as a Delaware business trust on April 29, 1998. The Trust is a series mutual fund with five funds: the Fund, Mitchell Hutchins LIR Select Money Fund ("LIR Select Money Fund"), LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund and LIR Liquid Assets Fund. The financial statements for the LIR Select Money Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund and LIR Liquid Assets Fund are not included herein. Prior to commencement of operations, February 14, 2000, the Fund had no activity.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event that a counterparty defaults on its obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Trust has an Investment Advisory and Administration Contract ("Advisory Contract") under which Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") serves as investment adviser and administrator of the Fund. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned indirect subsidiary of UBS AG. In accordance with the Advisory Contract, Mitchell Hutchins receives

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


compensation from the Fund, computed daily and paid monthly, at an annual rate of 0.33% of the Fund's average daily net assets. At October 31, 2000, the Fund owed Mitchell Hutchins $65,405 in management fees.

     For the period February 14, 2000 (commencement of operations) through the end of the Fund's first three fiscal years, Mitchell Hutchins has contractually undertaken to waive 0.04% of its advisory and administration fees and reimburse a portion of expenses to maintain the Fund's ordinary total annual operating expenses at a level not exceeding 0.47% of the Fund's average daily net assets.

     For the six months ended October 31, 2000, Mitchell Hutchins waived or reimbursed $97,043 in investment advisory and administration fees and other expenses.

OTHER LIABILITIES
     At October 31, 2000, dividends payable were $724,394.

FEDERAL TAX STATUS
     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

MONEY MARKET FUND INSURANCE BOND
     The Fund obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

     For the six months ended October 31, 2000, the Fund did not use this insurance bond.

SHARES OF BENEFICIAL INTEREST

     There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                                               FOR THE PERIOD
                                                                          FOR THE SIX        FEBRUARY 14, 2000+
                                                                         MONTHS ENDED                TO
                                                                        OCTOBER 31, 2000       APRIL 30, 2000
                                                                        ----------------     ------------------
Shares sold ......................................................       1,675,913,829          1,029,077,392
Shares repurchased ...............................................      (1,636,609,538)          (761,372,899)
Dividends reinvested .............................................           8,758,027              2,701,608
                                                                        ---------------        ---------------
Net increase in shares outstanding ...............................          48,062,318            270,406,101
                                                                        ===============        ===============

-------------------
+    Commencement of operations.

LIR CASH RESERVES FUND



FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                FOR THE           FOR THE PERIOD
                                                                                           SIX MONTHS ENDED     FEBRUARY 14, 2000+
                                                                                            OCTOBER 31, 2000            TO
                                                                                               (UNAUDITED)        APRIL 30, 2000
                                                                                           -----------------    -------------------
Net asset value, beginning of period .....................................................     $  1.000            $  1.000
                                                                                               --------            --------
Net investment income ....................................................................        0.031               0.012
Dividends from net investment income .....................................................       (0.031)             (0.012)
                                                                                               --------            --------
Net asset value, end of period ...........................................................     $  1.000            $  1.000
                                                                                               ========            ========
Total investment return(1) ...............................................................        3.14%               1.18%
                                                                                               ========            ========
Ratios/Supplemental Data:
Net assets, end of period (000's) ........................................................    $ 318,469           $ 270,406
Expenses to average net assets net of waivers/reimbursements from adviser ................         0.47%*              0.47%*
Expenses to average net assets before waivers/reimbursements from adviser ................         0.54%*              0.53%*
Net investment income to average net assets net of waivers/reimbursements from adviser ...         6.14%*              5.57%*
Net investment income to average net assets before waivers/reimbursements from adviser ...         6.08%*              5.51%*

-------------------
+    Commencement of operations.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized.

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TRUSTEES
E. Garrett Bewkes, Jr.
CHAIRMAN
Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
Brian M. Storms

OFFICERS
Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Elbridge T. Gerry III
VICE PRESIDENT

Susan P. Ryan
VICE PRESIDENT

INVESTMENT ADVISER,
ADMINISTRATOR AND
DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019-6114



THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE TRUST WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER FINANCIAL ADVISOR OR CORRESPONDENT FIRM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

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PaineWebber offers a family of 26 funds which encompass a diversified range of investment goals.

BOND FUNDS
-  High Income Fund
-  Investment Grade Income Fund
-  Low Duration U.S. Government Income Fund
-  Strategic Income Fund
-  U.S. Government Income Fund

TAX-FREE BOND FUNDS
-  California Tax-Free Income Fund
-  Municipal High Income Fund
-  National Tax-Free Income Fund
-  New York Tax-Free Income Fund

STOCK FUNDS
-  Enhanced S&P 500 Fund
-  Enhanced Nasdaq-100 Fund
-  Financial Services Growth Fund
-  Growth Fund
-  Growth and Income Fund
-  Mid Cap Fund
-  Small Cap Fund
-  S&P 500 Index Fund
-  Strategy Fund
-  Tax-Managed Equity Fund

ASSET ALLOCATION FUNDS
-  Balanced Fund
-  Tactical Allocation Fund

GLOBAL FUNDS
-  Asia Pacific Growth Fund
-  Emerging Markets Equity Fund
-  Global Equity Fund
-  Global Income Fund

PAINEWEBBER MONEY MARKET FUND



                                  PAINEWEBBER
                        -C-2000 PaineWebber Incorporated
                              All rights reserved



------------------------

LIR CASH

RESERVES FUND



SEMIANNUAL REPORT



OCTOBER 31, 2000